UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

            Delaware                                            58-2572419
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

  2170 Piedmont Road, NE, Atlanta, Georgia                       30324
(Address of principal executive offices)                       (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

Item 12. Results of Operations and Financial Condition

On February 17, 2004, registrant issued a press release titled, "Marine Products Corporation Reports Record 2003 Fourth Quarter and Full Year Results " that announced the results of the fourth quarter ended December 31, 2003 and the fiscal year ended December 31, 2003.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated February 17, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: February 17, 2004                             /s/ BEN M. PALMER
                                                    ----------------------------
                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer